EXHIBIT 32


                     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                          PRINCIPAL FINANCIAL OFFICER OF
                                CET SERVICES, INC.
                        PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of CET Services, Inc. for the period ending June 30, 2008:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of CET Services, Inc.






 /s/ Steven H. Davis
Steven H. Davis
Chief Executive Officer and Principal Financial Officer
August 6, 2008



A signed original of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to CET Services, Inc. and will be retained by CET Services, Inc. and furnished to the Securities and Exchange Commission upon request.